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                                SEI INDEX FUNDS
                              Bond Index Portfolio

      Supplement dated December 20, 1995 to Prospectus dated July 31, 1995

     This Supplement to the Prospectus provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

     On December 12, 1995, shareholders of the Bond Index Portfolio (the "Portfolio") of SEI Index Funds (the "Trust") approved Mellon Bond Associates ("MBA") as the investment adviser to the Portfolio. MBA has been serving as the adviser to the Portfolio since October 2, 1995, following the termination of World Asset Management.

     MBA is a Pennsylvania business trust. MBA's sole beneficiary is MBC Investment Corporation, a wholly-owned subsidiary of Mellon Bank Corporation. MBA was established in October, 1986, as a spin-off of the Institutional Bond Management division of Mellon Bank's Trust and Investment Department. As of September 30, 1995, total assets under management of MBA were $31 billion. The principal business address for MBA is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.

     For its services, MBA is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .07% of the average daily net assets of the Bond Index Portfolio.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE